Intangible assets	12 Months Ended
Sep. 30, 2023
Disclosure of detailed information about intangible assets [abstract]
Intangible assets [Text Block]

9. Intangible assets

The following table shows a breakdown of our intangible assets:

	KWE Inc	KWE PSSC	KWE PSSC	POC	POC	POC
	PhantomTM	PARA OPSTM	PARA OPSTM	ARWENTM	Customer	Purchase
Cost	System	System	Patent	Tradename	Relationships	Orders	Total
Balance at September 30, 2021	$564,700	$2,906,219	$-	$-	$-	$-	$3,470,919
Additions	584,885	562,996	28,783	-	-	-	1,176,664
Acquisition	-	-	-	44,000	50,000	100,000	194,000
Amortization	-	-	-	(6,968)	(3,959)	-	(10,927)
Recognition of open orders	-	-	-	-	-	(87,802)	(87,802)
Balance at September 30, 2022	$1,149,585	$3,469,215	$28,783	$37,032	$46,041	$12,198	$4,742,854
Additions	19,855	1,091,819	11,512	-	-	-	1,123,186
Impairment charge	(1,169,440)	-	-	-	-	-	(1,169,440)
Amortization	-	(562,640)	-	(8,800)	(5,000)	-	(576,440)
Recognition of open orders	-	-	-	-	-	(7,811)	(7,811)
Balance at September 30, 2023	$-	$3,998,394	$40,295	$28,232	$41,041	$4,387	$4,112,350

The balance at September 30, 2023 for PARA OPSTM represents the acquired technology asset (i.e. intellectual properties), coupled with additional capitalized development costs. As it is available for its intended use, amortization charge was recorded for the year ended September 30, 2023 of $562,240 (2022 - $nil, 2021 - $nil).

ParaOps was tested for impairment at September 30, 2023. The key assumptions used in determining the recoverable amount were that commercialization would be reached by the second half of 2024 and that market penetration would be achieved at prices that would be accepted by the market place. If commercialization is not achieved or is not achieved on a timely basis or market acceptance and penetration is not inline with expectations then this would result in an impairment. The recoverable amount was determined based on value in use based on cash flows over a period of five years.

During the fourth quarter of 2023, the Company determined that the Phantom System was impaired and the asset was written off. The required investment to advance the system to commercialization is considered to be too high and the technology is no longer viable for the Company's operations. The carrying amount of the Phantom System at the beginning of the fiscal year was $1,149,585 and additions of $19,855 were made in the fiscal year. The entire carrying amount of $1,169,440 was written off as an impairment to intangible assets included in the general and administrative expenses in the Consolidated Statement of Net Loss and Comprehensive Loss. This has resulted in an expense in the consolidated statement of net loss.

In connection with Police Ordnance Acquisition (see Note 4(a)), we have recorded the following intangible assets at fair value: ARWENTM tradename, customer relationships and open purchase orders. During the year ended September 30, 2023, we have delivered on most open purchase orders resulting in a decrease of $7,811 (2022 - $87,802). Management has estimated the useful lives of tradename and customer relationships of five and ten years, respectively.